GOF P33 12/22

SUPPLEMENT DATED DECEMBER 23, 2022

TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF

FRANKLIN HIGH YIELD CORPORATE ETF

FRANKLIN INVESTMENT GRADE CORPORATE ETF

FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

FRANKLIN SENIOR LOAN ETF

FRANKLIN U.S. CORE BOND ETF

FRANKLIN ULTRA SHORT BOND ETF

FRANKLIN DISRUPTIVE COMMERCE ETF

FRANKLIN GENOMIC ADVANCEMENTS ETF

FRANKLIN INTELLIGENT MACHINES ETF

FRANKLIN EXPONENTIAL DATA ETF

(each a series of Franklin Templeton ETF Trust)

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

(a series of Franklin ETF Trust)

I. For Franklin International Aggregate Bond ETF, Franklin Investment Grade Corporate ETF, Franklin Senior Loan ETF, Franklin U.S. Core Bond ETF, Franklin Ultra Short Bond ETF, Franklin Disruptive Commerce ETF, Franklin Genomic Advancements ETF and Franklin Intelligent Machines ETF, the “ESG Considerations” risk in the “Fund Details – Principal Risks” section of the prospectus is replaced with the following:

ESG Considerations

ESG considerations are one of a number of factors that the investment manager examines when considering investments for the Fund’s portfolio. In light of this, the issuers in which the Fund invests may not be considered ESG-focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers. The investment manager does not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The investment manager’s assessment of an issuer’s ESG factors is subjective and will likely differ from that of investors, third party service providers (e.g., ratings providers) and other funds. As a result, securities selected by the investment manager may not reflect the beliefs and values of any particular investor. The investment manager also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party research providers, the timeliness, completeness and accuracy of which is out of the investment manager’s control. ESG factors are often not uniformly measured or defined, which could impact the investment manager’s ability to assess an issuer. While the investment manager views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

II. For Franklin High Yield Corporate ETF and Franklin Exponential Data ETF, the “ESG Considerations” risk in the “Fund Details – Principal Risks” section of the prospectus is replaced with the following:

ESG Considerations

ESG considerations are one of a number of factors that the investment manager examines when considering investments for the Fund’s portfolio. In light of this, the issuers in which the Fund invests may not be considered ESG-focused issuers and may have lower or adverse ESG assessments. Consideration of ESG factors may affect the Fund’s exposure to certain issuers or industries and may not work as intended. In addition, ESG considerations assessed as part of the Fund’s investment process may vary across types of eligible investments and issuers. In certain circumstances, there may be times when not every investment is assessed for ESG factors and, when they are, not every ESG factor may be identified or evaluated. The investment manager’s assessment of an issuer’s ESG factors is subjective and will likely differ from that of investors, third party service providers (e.g., ratings providers)

and other funds. As a result, securities selected by the investment manager may not reflect the beliefs and values of any particular investor. The investment manager also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third-party research providers, the timeliness, completeness and accuracy of which is out of the investment manager’s control. ESG factors are often not uniformly measured or defined, which could impact the investment manager’s ability to assess an issuer. While the investment manager views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

III. For Franklin Short Duration U.S. Government ETF, the “ESG Considerations” risk in the “Fund Details – Principal Risks” section of the prospectus is replaced with the following:

Social and Governance Considerations

Social and/or governance considerations are not the only factors considered by the investment manager and may not be a determinative factor in the investment manager’s selection of securities for the Fund. In addition, the investment manager may not be able to give such considerations meaningful weight if the availability of appropriate securities for the Fund’s portfolio is limited. The investment manager does not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The investment manager’s assessment of certain investments may differ from that of investors, third party service providers, such as ratings providers, or other funds. While the investment manager views social and governance considerations as having the potential to contribute to the Fund’s performance, there is no guarantee that such results will be achieved.

Please keep this supplement with your prospectus for future reference.